                                 SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
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                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                MIM CORPORATION
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[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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

                                MIM CORPORATION
                              ONE BLUE HILL PLAZA
                            PEARL RIVER, NY  10965
                                (914) 735-3555
                                _______________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 19, 1997
                               _________________

To Our Stockholders:

   The Annual Meeting of Stockholders of MIM Corporation will be held at ten o'clock a.m. on June 19, 1997 at The Newport Marriott, 25 America's Cup Avenue, Newport, Rhode Island for the following purposes:

     1.    To elect seven directors.

     2. To vote on a proposal to approve amendments to the MIM Corporation 1996 Stock Incentive Plan (as amended, the "Plan") which, among other things, increase the number of shares reserved for issuance upon the exercise of options granted under the Plan from 4,000,000 to 4,375,000 shares. A copy of the Plan, as amended, is attached as Appendix A to, and is summarized in, the accompanying Proxy Statement.

   3. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

   The Board of Directors has fixed the close of business on April 29, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

   All stockholders are cordially invited to attend the meeting in person. However, whether or not you plan to attend, PLEASE PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. RETURNING YOUR PROXY CARD DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON.

                                         By order of the Board of Directors,


                                         /s/ Barry A. Posner
Pearl River, New York                    Barry A. Posner
May 8, 1997                              Secretary

                               MIM CORPORATION
                              One Blue Hill Plaza
                             Pearl River, NY  10965
                                 (914) 735-3555
                             _____________________

                                PROXY STATEMENT
                             _____________________

   This proxy statement, which is being sent to stockholders on or about May 12, 1997, is furnished in connection with the solicitation of proxies by the Board of Directors of MIM Corporation (the "Company"), a Delaware corporation, for use at the forthcoming Annual Meeting of Stockholders (the "Meeting") to be held on June 19, 1997, and at any adjournments or postponements thereof.

   At the close of business on April 29, 1997, the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting, there were issued and outstanding an aggregate of 12,088,500 shares of the Company's Common Stock, par value $.0001 per share ("Common Stock"), which constitute the only outstanding securities of the Company entitled to vote thereat.


Voting and Revocability of Proxies

   Each share of Common Stock is entitled to one vote on all matters to come before the Meeting. In the election of directors, assuming a quorum is present, the seven nominees receiving the highest number of votes cast at the Meeting will be elected. The affirmative vote of holders of a majority of the outstanding shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote is required to approve and adopt amendments to the Company's 1996 Stock Incentive Plan. If a proxy is marked "withhold authority" or "abstain" on any matter, or if specific instructions are given that no vote be cast on any specific matter (a "Specified Non-Vote"), the shares represented by such proxy will not be voted on such matter. Abstentions will be included within the number of shares present at the meeting and entitled to vote for purposes of determining whether such matter has been authorized, but broker and other Specified Non-Votes will not be so included.

   Your proxy may be revoked at any time prior to its exercise by giving written notice to the Secretary of the Company at the offices of the Company set forth above, by presenting a duly executed proxy bearing a later date or by voting in person at the Meeting, but your mere attendance at the Meeting will not revoke your proxy. Your proxy, when properly executed, will be voted in accordance with the specific instructions indicated on your proxy card. Unless contrary instructions are given, your proxy will be voted FOR the election of the seven nominees for director, as provided in Proposal 1 below; FOR approval of the amendments to the Company's 1996 Stock Incentive Plan, as provided in Proposal 2 below; and, to the extent permitted by applicable rules of the Securities and Exchange Commission, in accordance with the judgment of the persons voting the proxies upon such other matters as may come before the Meeting and any adjournments.


                                  PROPOSAL 1.

                             ELECTION OF DIRECTORS

   The By-Laws of the Company provide that the number of directors shall be such number, currently seven, as shall be designated from time to time by resolution of the Board of Directors. Each director shall hold office until his or her successor is elected at the next annual meeting of stockholders and duly qualified or until his or her earlier death, resignation or removal. The Board of Directors has nominated and recommends the election of E. David Corvese, Leslie B. Daniels, Richard H. Friedman, John H. Klein, Dr. Louis A. Luzzi, Todd
R. Palmieri and Scott R. Yablon, all of whom currently are directors of the Company.

   Although the Board of Directors has no reason to believe any of the nominees will be unable to serve, if such should occur, proxies will be voted (unless marked to the contrary) for such person or persons, if any, as shall be recommended by the Board of Directors. However, proxies will not be voted for the election of more than seven directors.

  The following table sets forth, as of April 21, 1997, certain information with respect to each nominee for election as a director:

Name                         Age                     Position
----                         ---                     --------

John H. Klein  ...............51  Chairman of the Board, Chief Executive Officer
                                  and Director

E. David Corvese  ............41  Vice Chairman of the Board and Director

Richard H. Friedman  .........46  Chief Financial Officer, Chief Operating
                                  Officer, Treasurer and Director

Todd R. Palmieri  ............32  Executive Vice President--Business
                                  Development and Director

Leslie B. Daniels  ...........50  Director

Louis A. Luzzi, Ph.D.   ......64  Director

Scott R. Yablon  .............45  Director

  John H. Klein joined the Company in April 1996 and, in May 1996, was elected as its Chief Executive Officer, Chairman of the Board and a director of the Company. From May 1989 to December 1994, Mr. Klein served as President, Chief Executive Officer, a director and a member of the Executive Committee of the Board of Directors of Zenith Laboratories, Inc. ("Zenith"), a manufacturer of multi-source generic pharmaceutical drugs. In December 1994, Zenith was acquired by IVAX Corporation ("IVAX"), an international health care company and a major multi-source generic pharmaceutical manufacturer and marketer. From January 1995 to January 1996, Mr. Klein was President of IVAX's North American Multi-Source Pharmaceutical Group and each of its operating companies, including Zenith and Zenith Goldline (collectively, "NAMPG"). From January 1995 to January 1996, he was also an executive officer and a member of the Executive Committee of IVAX. Mr. Klein has served as Chairman of the Generic Pharmaceutical Industry Association since March 1995.

  E. David Corvese has served as a director of the Company since March 1996 and as Vice Chairman since May 1996. Mr. Corvese has served as Chairman of Pro-Mark Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Pro-Mark"), since June 1995 and also served as President and Chief Executive Officer of Pro-Mark from March 1994 to June 1995. From June 1991 to November 1993, Mr. Corvese served as President of Payer Prescribing Information, Inc. ("PPI"), a company engaged in the business of providing informational products, market analysis and consulting services to the pharmaceutical industry. Mr. Corvese is also a past President of the Rhode Island Pharmaceutical Association and is a member of the American Pharmaceutical Association, the American Society of Hospital Pharmacists and the Rhode Island Society of Hospital Pharmacists.

  Richard H. Friedman joined the Company in April 1996 and, in May 1996, was elected as its Chief Financial Officer, Chief Operating Officer, Treasurer and a director of the Company. From February 1992 to December 1994, Mr. Friedman served as Chief Financial Officer and Vice President of Finance of Zenith. From January 1995 to January 1996, he was Vice President of Administration of NAMPG.

  Todd R. Palmieri has served as Executive Vice President--Business Development and a director of the Company since May 1996. Mr. Palmieri also has served since December 1995 as the President of MIM Strategic Marketing, LLC, a Rhode Island limited liability company and majority-owned subsidiary of the Company. From

December 1993 to August 1995, Mr. Palmieri served as Chief Financial Officer and a director of Pro-Mark. From January 1992 to September 1993, he served as Vice President--Operations and Product Development of PPI.

  Leslie B. Daniels has served as a director of the Company since May 1996. Mr. Daniels has been a principal of CAI Advisors & Co., an investment firm, since 1988. He was Chairman of the Board of Directors of Zenith from April 1990 to December 1994 and a director from December 1989 to December 1994.

  Louis A. Luzzi, Ph.D. has served as a director of the Company since July 1996. Dr. Luzzi is Dean of Pharmacy and Provost for Health Science Affairs of the University of Rhode Island College of Pharmacy. He has been a Professor of Pharmacy at the University of Rhode Island since 1981. Dr. Luzzi participates in several university, industry and government committees and has published numerous research articles.

  Scott R. Yablon has served as a director of the Company since July 1996. Since 1981, he has held the position of Vice President--Administration for Forbes, Inc. and currently is Vice President--Finance and Administration. He is also a member of the Investment Committee of Forbes, Inc., Vice President, Treasurer and Secretary of Forbes Investors Advisory Institute and Vice President and Treasurer of Forbes Trinchera, Sangre de Cristo Ranches, Fiji Forbes and Forbes Europe.


Information Concerning Meetings and Certain Committees

  The Company has standing Audit and Compensation Committees of the Board of Directors. The Audit Committee, currently comprised of Messrs. Daniels, Friedman and Yablon, makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by the Company's independent auditors, reviews and evaluates the Company's internal accounting controls and performs such other functions as directed by the Board of Directors. The Compensation Committee, currently comprised of Messrs. Luzzi and Yablon, administers the Company's stock incentive plans, makes recommendations to the Board of Directors concerning executive officer compensation matters and performs such other duties as from time to time are designated by the Board of Directors. During 1996 the Board of Directors held one meeting (which all directors attended) and the above Committees did not hold any meetings; however, the Board and the Committees conferred informally and took action by unanimous written consent on a number of occasions, thereby minimizing the need for regularly scheduled meetings.


Compensation of Directors

   Directors who are not officers of the Company ("Outside Directors") receive fees of $1,500 per month and $500 per meeting of the Board of Directors and any committee thereof and are reimbursed for expenses incurred in connection with attending such meetings. In addition, each Outside Director joining the Company since the adoption of the Company's 1996 Non-Employee Directors Stock Incentive Plan (the "Directors Plan") receives options to purchase 20,000 shares of Common Stock under that plan. Directors who are also officers of the Company are not paid any director fees.

   The Directors Plan was adopted in July 1996 to attract and retain qualified individuals to serve as non-employee directors of the Company, to provide incentives and rewards to such directors and to associate more closely the interests of such directors with those of the Company's stockholders. The Directors Plan provides for the automatic grant of non-qualified stock options to purchase 20,000 shares of Common Stock to non-employee directors joining the Company since the adoption of the Directors Plan. The exercise price of such options is equal to the fair market value of the Common Stock on the date of grant. Options granted under the Directors Plan generally vest over three years. A reserve of 100,000 shares of Common Stock has been established for issuance under the Directors Plan. Through January 31, 1997, options to purchase 20,000 shares had been granted under the Directors Plan to each of Dr. Luzzi and Mr. Yablon at an exercise price of $13 per share.

                                  PROPOSAL 2.

            APPROVAL OF AMENDMENTS TO THE 1996 STOCK INCENTIVE PLAN

   The Company's 1996 Stock Incentive Plan (the "Plan") was adopted by the Company's Board of Directors and approved by the Company's stockholders in May 1996. In December 1996 the Board of Directors amended the Plan to: (i) increase the number of shares of Common Stock authorized for issuance under the Plan by 375,000 shares (the "Additional Shares") from 4,000,000 to 4,375,000 shares;
(ii) conform the Plan to recent amendments to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (iii) effect certain technical changes in the Plan provisions. At the Meeting, stockholders will be asked to approve the foregoing amendments to the Plan. The Board of Directors believes that the increase in the number of shares authorized for issuance under Plan options is necessary in order to continue to attract and retain employees and key contractors of the Company, and of entities controlled by or under common control with the Company ("Related Entities"), and to motivate such persons with a view toward increasing stockholder value.

   Options granted under the Plan may be designated as incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or may be designated as options not intended to be ISOs ("Non-Qualified Stock Options"). The Company's ability to issue any Additional Shares upon exercise of ISOs under the Plan is conditioned upon stockholder approval of the amendments to the Plan.

   The text of the Plan, as amended, is attached as Appendix A to this Proxy Statement. The following description of the Plan is intended merely as a summary of its principal features and is qualified in its entirety by reference to the provisions of the Plan itself:

   1. Number of Shares. The aggregate maximum number of shares for which options may be granted under the Plan is 4,375,000. The shares issued under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose if it deems such purchase to be advisable.

   2. Administration. The Plan is administered by the Compensation Committee (the "Committee") comprised of at least two members designated by the Board of Directors. Each Committee member must be both an "outside director" (within the meaning of Treasury Regulation Section 1.162-27(e)(3) or any successor thereto) and a "non-employee" director (within the meaning of Rule 16b-3(b)(3) under the Exchange Act). The Committee currently consists of Louis A. Luzzi and Scott R. Yablon. The Committee has the authority to select the employees and key contractors to be granted options under the Plan ("Optionees"), grant options under the Plan, and set the exercise price and other terms and conditions of Plan options.

   3. Eligibility. All employees of and key contractors to the Company and Related Entities may be granted Non-Qualified Stock Options, whereas ISOs may be granted only to employees of the Company and "subsidiary corporations" (as defined in Section 424(f) of the Code or any successor thereto). As of April 21, 1997 there were approximately 124 such employees.

   4. Term of Plan and Options. No option may be granted under the Plan after May 22, 2006, although then-outstanding options may extend beyond that date.
All options terminate on the earlier of (a) the expiration of the term specified in the option agreement or other granting instrument, which, in the case of a Non-Qualified Stock Option, may not exceed fifteen years from the date of grant and, in the case of an ISO, may not exceed ten years from the date of grant (or five years after the date of grant if the Optionee on the date of grant owns, directly or indirectly, shares possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "Ten Percenter")) or (b) the date, if any, set by the Committee as an accelerated expiration date.

   5. Exercise of Option; Change of Control. The Committee determines the conditions to the exercisability of each option at the time of the granting thereof. Options granted to date typically become fully exercisable no later than three years after grant, and certain options granted to executive officers have been exercisable since grant.

All options outstanding under the Plan will become fully exercisable if there is a Change of Control (as defined in the Plan).

   6. Option Price. The Committee determines the exercise price of each option, provided that the exercise price for ISOs may not be less than the fair market value of Common Stock on the date of grant (or 110% thereof if the Optionee is a Ten Percenter).

   7. Payment. An Optionee may pay for shares covered by an option (i) in cash or its equivalent, or, in the discretion of the Committee, either (ii) in shares of Common Stock previously acquired by the Optionee (subject to certain holding period requirements) or (iii) in any combination of (i) and (ii) above. An Optionee is permitted to pay in cash pursuant to a so-called "cashless exercise" whereby the Company receives the exercise price directly from the Optionee's broker out of the proceeds from the sale or loan against all or a portion of the shares being purchased under the option.

   8. Option Document; Restrictions on Transferability. All options will be evidenced by a written option document containing provisions consistent with the Plan and such other provisions as the Committee deems appropriate. No option granted under the Plan may be transferred other than by will or the laws of descent and distribution. If the Optionee is married at the time of exercise and so requests, the certificate(s) issued will be registered in the name of the Optionee and his or her spouse, jointly, with right of survivorship.

   9. Amendments to Options and to the Plan; Discontinuance of the Plan. The Board of Directors may suspend, terminate or amend the Plan, and the Committee may amend any outstanding option, from time to time in any respect whatsoever, provided that, no such amendment, suspension or termination shall materially impair the rights of the holder of any outstanding option without such holder's consent, and further provided that, the approval by the affirmative votes of holders of at least a majority of the shares of Common Stock present, or represented, and entitled to vote at a duly held meeting of stockholders of the Company is required for any amendment which would (i) require stockholder approval pursuant to Treasury Regulation Section 1.162-27(e)(4)(vi) or any successor thereto, (ii) change the class of employees eligible to receive ISOs under the Plan, (iii) increase the maximum number of shares with respect to which ISOs may be granted under the Plan (except as permitted under the Plan with respect to capital adjustments), or (iv) extend the duration of the Plan with respect to ISOs granted thereunder.

   10. Tax Aspects of the Plan. Based on the advice of counsel, the Company believes that, under present Federal tax law and regulations, the Federal income tax consequences to the Company and Optionees receiving options under the Plan may be summarized as follows:

   If the option is treated as an ISO, the Optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an Optionee's sale of shares purchased under an ISO (assuming that the sale occurs no sooner than two years after grant of the ISO and one year after exercise of the ISO), any gain will be taxed to the Optionee as long-term capital gain. If the Optionee disposes of such shares prior to the expiration of the above holding period, the Optionee generally will recognize ordinary income in an amount measured as the difference between the exercise price and the lower of the fair market value of Common Stock at the exercise date or the sale price of the shares. Any gain or loss recognized on such a disposition of shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss. The Company will be allowed a business expense deduction to the extent the Optionee recognizes ordinary income.

   If the option is a Non-Qualified Stock Option, the Optionee will not recognize any taxable income at the time of grant. However, upon exercise of the option, the Optionee will recognize ordinary income for Federal income tax purposes in an amount generally measured as the excess of the then fair market value of the shares over the exercise price, and the Company will be entitled to a deduction in the same amount at the time of exercise. Upon an Optionee's sale of such shares, any difference between the sale price and fair market value of such shares on the date of exercise will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

   Different rules for measuring ordinary income may apply if the Optionee is subject to Section 16 of the Exchange Act.

   Section 162(m) of the Code disallows tax deductions to public companies for compensation in excess of $1 million paid or accrued in a taxable year to certain executive officers (generally consisting of the chief executive officer and the four other most highly compensated executive officers), unless such compensation is of a type that qualifies for exemption from that limitation.
One such exemption is for performance-based compensation, which can include compensation under a stock option plan, provided that certain requirements are met, including administration of the plan by "outside directors" and stockholder approval of the plan. The Board of Directors intends to try to comply with such requirements with respect to the Plan to the extent reasonably practicable, but there can be no assurance that the Plan will so comply.

   Various additional tax consequences may apply to the granting, acceleration and exercise of options and to the disposition of shares acquired thereunder, but such consequences are beyond the scope of this summary. The foregoing does not purport to be a complete summary of the effect of Federal income taxation upon holders of options or upon the Company, is not intended to constitute tax advice, and does not cover possible state, local or foreign tax consequences.

   11. Registration Statement on Form S-8. The Company intends to file with the Securities and Exchange Commission a Registration Statement on Form S-8 to register for sale the shares of Common Stock that may be issued pursuant to the Plan.

   As of April 21, 1997, 4,064,004 shares of Common Stock were subject to outstanding options under the Plan, 63,700 shares had been issued upon the exercise of options and 245,014 shares were available for the future grant of options. Of the shares subject to outstanding options as of April 21, 1997, the Company's current executive officers had been granted options with respect to a total of 2,391,200 shares, including (i) options granted to E. David Corvese and Todd R. Palmieri to purchase a total of 1,336,950 and 1,004,250 shares, respectively, in return for cancellation of options previously granted to them by Pro-Mark to purchase shares of the common stock of Pro-Mark and (ii) options granted to Barry A. Posner to purchase a total of 50,000 shares. See "Compensation Committee Interlocks and Insider Participation" below. Messrs. Corvese and Palmieri are each a director, a nominee for director, and one of the Company's four highest paid executive officers with respect to 1996. Of the remaining shares subject to outstanding options at April 21, 1997, employees other than current executive officers had been granted options to purchase a total of 1,605,424 shares, and key contractors had been granted options to purchase a total of 67,380 shares.

   On April 21, 1997, the closing price of the Company' Common Stock on The Nasdaq National Market tier of The Nasdaq Stock Market was $8.50 per share.

   THE BOARD OF DIRECTORS BELIEVES THE AMENDMENTS TO THE 1996 STOCK INCENTIVE PLAN ARE IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE PLAN.


                                  PROPOSAL 3.

                                 OTHER MATTERS

   The Board of Directors knows of no matters to be presented for action at the Meeting other than those set forth in the attached Notice and customary procedural matters. However, if any other matters should properly come before the Meeting or any adjournments or postponements thereof, the proxies solicited hereby will be voted on such other matters, to the extent permitted by applicable rules of the Securities and Exchange Commission, in accordance with the judgment of the persons voting such proxies.

                             ADDITIONAL INFORMATION


Common Stock Ownership by Certain Beneficial Owners and Management

   Except as otherwise set forth below, the following table sets forth, to the Company's knowledge, as of April 21, 1997, the beneficial ownership of the Company's Common Stock by: (i) each person or entity known to the Company to own beneficially five percent or more of the Company's Common Stock; (ii) each of the Company's directors; (iii) each of the executive officers of the Company named in the Summary Compensation Table appearing later in this proxy statement; and (iv) all directors and executive officers of the Company as a group. Such information is based upon information provided to the Company by such persons.

                                                Number of Shares             Percent
Name and/or Address of Beneficial Owner     Beneficially Owned(1)(2)         of Class
----------------------------------------  ---------------------------       ---------
E. David Corvese (3)  ........................    7,469,056(4)                 55.6%
 25 North Road
  Peace Dale, RI 02883

John H. Klein  ...............................    2,420,000(5)                 20.0
 One Blue Hill Plaza
  Pearl River, NY 10965

Richard H. Friedman  .........................    1,500,000(6)                 12.4
 One Blue Hill Plaza
  Pearl River, NY 10965

Todd R. Palmieri  ............................    1,183,747(7)                  9.1
 25 North Road
  Peace Dale, RI 02883

Ernest Corvese, Trustee of The Corvese........      704,760                     5.8
Irrevocable Trust -- 1992(3)  .
 25 North Road
  Peace Dale, RI 02883

Nancy P. Corvese(3)...........................      672,106                     5.6
 25 North Road
  Peace Dale, RI 02883

The Kaufman Fund, Inc.........................      650,000(8)                  5.4
   140 East 45th Street, 43rd Floor
    New York, NY 10017

Leslie B. Daniels  ...........................      300,000(9)                  2.5

Louis A. Luzzi, Ph.D.  .......................          300(10)(11)               *

Scott R. Yablon  .............................          -- (11)                   *

All directors and executive officers as  a
  group (eight persons).......................    8,653,103(12)                60.0

--------
 * Less than 1%.

(1) The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership of those shares. Except as otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned by such person.

(2) Shares deemed beneficially owned by virtue of the right of an individual to acquire them within 60 days after April 21, 1997 upon the exercise of an option are treated as outstanding for purposes of determining beneficial ownership and the percentage beneficially owned by such individual.

(3) Nancy P. Corvese and Ernest Corvese are the spouse and father, respectively, of E. David Corvese. Each of such persons disclaims beneficial ownership of the shares owned by such other persons. The beneficiaries of The Corvese Irrevocable Trust -- 1992 are the children of E. David Corvese.

(4) Includes 1,336,950 shares issuable upon exercise of options. Also includes 5,460,000 shares owned by Mr. Corvese that are subject to options granted by Mr. Corvese to Messrs. Klein, Friedman and Daniels set forth in footnotes 5, 6 and 9 below, of which options to purchase 4,220,000 shares are currently exercisable.

(5) Consists of 2,420,000 shares that Mr. Klein has the right to acquire from Mr. Corvese pursuant to stock option agreements. Excludes 1,240,000 shares subject to the unvested portion of an option granted to Mr. Klein by Mr. Corvese.

(6) Consists of 1,500,000 shares that Mr. Friedman has the right to acquire from Mr. Corvese pursuant to a stock option agreement.

(7) Includes 988,000 shares issuable upon exercise of the vested portion of options. Excludes 16,250 shares subject to the unvested portion of options held by Mr. Palmieri.

(8) Indicates beneficial ownership as of December 31, 1996 as reported by The Kaufman Fund, Inc. to the Securities and Exchange Commission and the Company on Schedule 13G.

(9) Consists of 300,000 shares that Mr. Daniels has the right to acquire from Mr. Corvese pursuant to a stock option agreement.

(10) Dr. Luzzi and his wife share voting and investment power over these shares.

(11) Excludes 20,000 and 20,000 shares subject to unvested options held by Messrs. Luzzi and Yablon, respectively.

(12) See footnotes 4 through 11 above. Excludes 50,000 shares subject to unvested options held by Barry A. Posner.

                               ----------------

  In May 1996 Mr. Corvese granted to Messrs. Klein, Friedman and Daniels options to purchase 1,800,000, 1,500,000 and 300,000, respectively, shares owned by Mr. Corvese. These options are immediately exercisable and have a term of ten years, subject to earlier termination upon certain mergers or consolidations of the Company or the sale or other disposition of all or substantially all of the assets of the Company ("Change of Control"). Mr. Corvese also granted to Mr. Klein an additional option to purchase 1,860,000 shares owned by Mr. Corvese (the "Additional Option"). The Additional Option has a term of ten years, subject to earlier termination upon a Change in Control of the Company or within certain specified periods following Mr. Klein's death, disability or termination of employment for any reason. The Additional Option becomes exercisable in installments of 620,000 shares each commencing on December 31, 1996, 1997 and 1998, respectively, and is immediately exercisable upon the approval of a Change in Control by the Company's Board of Directors and, if required, stockholders.

Executive Compensation

  The following table sets forth certain information concerning the annual, long-term and other compensation of the chief executive officer and the other executive officers of the Company (the "Named Executive Officers") for services rendered in all capacities to the Company and its subsidiaries during 1996:

                           SUMMARY COMPENSATION TABLE

                                             Annual Compensation                    Long-Term
                                   ---------------------------------------         Compensation
                                                                                   ------------
                                                                                     Awards
                                                                                     ------
                                                               Other                 Securities             All Others
Name and Principal Position   Year  Salary(1)    Bonus     Compensation(2)       Underlying Options        Compensation
---------------------------   ----  ---------    -----     ---------------       ------------------        ------------
John H. Klein................  1996  $220,192        --       $ 9,000              3,660,000(3)                   --
 Chief Executive Officer

E. David Corvese.............  1996  $174,791        --       $11,924              1,336,950(4)              $76,850(5)
 Vice Chairman

Richard H. Friedman..........  1996  $187,977        --       $ 7,000              1,500,000(3)              $ 3,657(6)
 Chief Financial Officer

Todd R. Palmieri.............  1996  $133,991        --       $ 6,150              1,004,250(4)              $ 6,683(6)
 Executive Vice President
--------

(1) The annualized base salaries of the Named Executive Officers for 1996 were as follows: Mr. Klein ($325,000), Mr. Corvese ($325,000), Mr. Friedman ($275,000) and Mr. Palmieri ($210,000).

(2) Consists of car allowances.

(3) Represents options to purchase shares of Common Stock from E. David Corvese. See "Common Stock Ownership by Certain Beneficial Owners and Management" above.

(4) Represents options to purchase shares of Common Stock from the Company issued in connection with the Formation of the Company in exchange for options to purchase Pro-Mark common stock that were previously granted by Pro-Mark. See "Compensation Committee Interlocks and Insider Participation" below.

(5) Represents $3,799 of legal costs and expenses paid by Pro-Mark and MIM Holdings, LLC on behalf of Mr. Corvese and $73,051 of life insurance premiums paid by the Named Executive Officer and reimbursed by the Company.

(6) Consists of life insurance premiums paid by the Named Executive Officer and reimbursed by the Company.

                               ----------------

   The following table sets forth information concerning stock option grants made during 1996 to the Named Executive Officers. These grants are also reflected in the Summary Compensation Table. In accordance with the rules and regulations of the Commission, the hypothetical gains or "option spreads" for each option grant are shown assuming compound annual rates of stock price appreciation of 0%, 5% and 10% from the grant date to the expiration date. The assumed rates of growth are prescribed by the Commission and are for illustrative purposes only; they are not intended to predict the future stock prices, which will depend upon market conditions and the Company's future performance, among other things.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                Individual Grants(1)
                             ----------------------------------------------------------
                             Number of         % of Total
                             Securities        Options                                      Potential Realizable Value at
                             Underlying        Granted to   Exercise                           Assumed Annual Rates of
                              Options          Employees      Price         Expiration   Stock Price Appreciation for Option Term
                                                                                         -----------------------------------------
Name                         Granted           in 1996      ($/share)         Date       0%            5%                10%
----                         -------           -------      ---------       --------     ---          ---                ----
John H. Klein..............  1,800,000(2)      19.3%        $  .10           5/30/06  $13,320,000    $21,810,077    $34,835,523
                             1,860,000(3)      20.0         $13.00           5/30/06           --    $39,200,672    $62,530,693

Richard H. Friedman........  1,500,000(2)      16.1         $  .10           5/30/06  $11,100,000    $18,175,065    $29,029,603
___________________

(1) Represents options to purchase shares of Company Common Stock from E. David Corvese. See "Common Stock Ownership by Certain Beneficial Owners and Management" above. Does not include options to purchase shares of Common Stock from the Company granted to E. David Corvese and Todd R. Palmieri in May 1996 in connection with the Formation of the Company in exchange for options previously granted by Pro-Mark. See "Compensation Committee Interlocks and Insider Participation" below.


(2) Such options became immediately exercisable on the date of grant. The assumed market value of the Company's common stock at the date of grant was $7.50 per share.

(3) Such options become exercisable in equal installments on December 31, 1996, 1997 and 1998. The assumed market value of the Company's common stock at the date of grant was $13.00 per share.

                                --------------

  The following table sets forth for each Named Executive Officer the number of shares covered by both exercisable and unexercisable stock options held as of December 31, 1996. None of the Named Executive Officers exercised options during 1996. Also reported are the values for "in-the-money" options, which represent the difference between the respective exercise prices of such stock options and $5.00, the per share closing price of the Common Stock on December 31, 1996.


                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                               Number of Securities Underlying                 Value of Unexercised
                           Unexercised Options at Fiscal Year-End   In-the-Money Options at Fiscal Year-End
                           ---------------------------------------  ------------------------------------------
Name                         Exercisable         Unexercisable           Exercisable        Unexercisable
----                         -----------         -------------           -----------        -------------
John H. Klein (1)........      2,420,000             1,240,000            $8,820,000                   --

E. David Corvese (2).....      1,336,950                    --            $6,675,792                   --

Richard H. Friedman (1)..      1,500,000                    --            $7,350,000                   --

Todd R. Palmieri (2).....        955,500                48,750            $4,771,098             $243,423
-------

(1) Indicated options are to purchase shares of common stock from E. David Corvese (see "Common Stock Ownership by Certain Beneficial Owners and Management" above).

(2) Indicated options are to purchase shares of common stock from the Company issued in exchange for options previously granted by Pro-Mark (see "Compensation Committee Interlocks and Insider Participation" below).

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee of the Board of Directors administers the Company's stock incentive plans and performs such additional duties as from time to time are delegated to it by the Board of Directors. In March 1997, the Board of Directors delegated to the Compensation Committee the first of such additional duties, empowering such committee to make recommendations to the Board of Directors regarding executive officer compensation matters, including policies regarding the relationship of corporate performance and other factors to executive compensation. During 1996, the members of the Committee were Messrs. Corvese and Palmieri from May 23 to May 29, Messrs. Klein and Friedman from May 29 to July 11, and Messrs. Luzzi and Yablon thereafter. Messrs. Corvese, Friedman, Klein and Palmieri participated directly in the decision-making processes which resulted in their respective employment agreements being entered into with the Company during 1996. See "Executive Compensation Policies" and "Employment Agreements" below. During various portions of 1996, (i) Messrs. Corvese, Klein, Friedman and Palmieri were officers and employees of MIM Corporation, (ii) Messrs. Corvese and Palmieri were officers and employees of Pro-Mark Holdings, Inc., a subsidiary of MIM Corporation, and (iii) Mr. Palmieri was an officer of MIM Corporation's other subsidiary, MIM Strategic Marketing, LLC. See "Election of Directors" above.

   Information concerning certain relationships and transactions between the Company and past members of the Compensation Committee are as follows:

  MIM Corporation was incorporated in Delaware in March 1996 for the purpose of combining the businesses and operations of Pro-Mark Holdings, Inc. ("Pro-Mark"), a Delaware corporation, and MIM Strategic Marketing, LLC ("MIM Strategic"), a Rhode Island limited liability company (the "Formation"). Immediately prior to the Formation, Pro-Mark was controlled by E. David Corvese, the Vice Chairman and a director of MIM Corporation, and MIM Strategic was controlled by MIM Holdings, LLC ("MIM Holdings"), a Rhode Island limited liability company. The owners of MIM Holdings prior to the Formation were Mr. Corvese and his wife, various trusts for the benefit of their family (the "Corvese Trusts") and Todd
R. Palmieri, currently the Executive Vice President--Business Development and a director of MIM Corporation. The following transactions occurred in connection with the Formation in May 1996:

 . The stockholders of Pro-Mark transferred their Pro-Mark shares to MIM
  Corporation in exchange for an aggregate of 4,500,000 shares of Common Stock of MIM Corporation (including an aggregate of 4,455,000 shares to Mr. Corvese), and the holders of options to purchase shares of common stock of Pro-Mark exchanged such options for options to purchase an aggregate of 3,021,900 shares of Common Stock of MIM Corporation at $.0067 per share (including an option to Mr. Corvese to purchase 1,336,950 shares and options to Mr. Palmieri to purchase an aggregate of 1,004,250 shares).

 . MIM Holdings redeemed a portion of Mr. Corvese's ownership interest in MIM
  Holdings in exchange for an ownership interest in MIM Strategic, and Mr. Corvese then transferred such ownership interest in MIM Strategic to MIM Corporation in exchange for 905,000 shares of Common Stock of MIM Corporation.

 . MIM Holdings redeemed all of Mr. Palmieri's ownership interests in MIM
  Holdings in exchange for an ownership interest in MIM Strategic, and Mr. Palmieri then transferred such ownership interest in MIM Strategic to MIM Corporation in exchange for 195,747 shares of Common Stock of MIM Corporation.

 . MIM Holdings assigned certain contract rights and its remaining ownership interests in MIM Strategic to MIM Corporation in exchange for an aggregate of 2,423,053 shares of Common Stock of MIM Corporation.

  In August 1996, the Company granted certain registration rights to E. David Corvese, John H. Klein, Richard H. Friedman and Leslie B. Daniels in connection with the grant by Mr. Corvese to Messrs. Klein, Friedman and Daniels of options to purchase stock owned by Mr. Corvese. See "Common Stock Ownership by Certain Beneficial Owners and Management" above.

  At December 31, 1996, Mr. and Mrs. Corvese were indebted to the Company in the amount of $954,785 respecting loans received from the Company in June 1994 in the original aggregate principal amount of $978,750.

The loans bear interest at 5.42% per annum, with interest payable monthly and principal payable in full on or before June 15, 1997, and are secured by a first mortgage on the Corveses' principal residence.

  At December 31, 1996, Alchemie Properties, LLC, a Rhode Island limited liability company of which Mr. Corvese is the manager and principal owner ("Alchemie"), was indebted to the Company in the amount of $280,629 respecting a loan received from the Company in 1994 in the original principal amount of $299,000. The loan bears interest at 10% per annum, with interest payable monthly and principal payable in full on or before December 1, 2004, and is secured by a lien on Alchemie's rental income. During the first half of 1996, the Company advanced an additional $25,000 to Alchemie which was repaid later in the year.

  During 1996, the Company paid $51,825 in rent to Alchemie pursuant to a ten-year lease entered into in December 1994 for approximately 7,200 square feet of office space in Peace Dale, Rhode Island. During 1996 the Company expended $1,432 for alterations and leasehold improvements to this space which, upon termination of the lease, will accrue to the benefit of Alchemie.

  At December 31, 1996, MIM Holdings was indebted to the Company in the amount of $501,570 respecting loans received from the Company during 1995 in the aggregate principal amount of $1,078,000. The Company holds a $456,000 promissory note from MIM Holdings due March 31, 2001 that bears interest at 10% per annum. Interest generally is payable quarterly, although in December 1996 the note was amended to extend the due date to September 30, 1997 for all interest accruing from January 1, 1996 to said date. This note is guaranteed by Mr. Corvese and further secured by the assignment to the Company of promissory notes totaling $456,000 that were originally given by Mr. Palmieri and another Company officer to MIM Holdings. The remaining $622,000 of indebtedness will not be repaid and was recorded as a stockholder distribution during the first half of 1996.

  At December 31, 1996, MIM Holdings also was indebted to the Company in the amount of $88,357 (including $2,357 of accrued interest) respecting a loan received from the Company during the first half of 1996 in the original principal amount of $99,000. Originally scheduled to be repaid by September 30, 1996 without interest, the principal amount is due and payable on September 30, 1997 together with 10% interest accruing on the unpaid balance since September 30, 1996 pursuant to an unsecured promissory note.

  During the first quarter of 1996, the Company paid MIM Holdings $225,000 for management and consulting services and $150,000 for operational and professional services rendered pursuant to agreements entered into in September 1995 and January 1996, respectively, which were terminated in the first half of 1996.

  In June 1996, Mr. Klein loaned $500,000 to the Company for short-term working capital purposes pursuant to an unsecured, 10% demand note that was repaid that month. The Company paid $2,500 to Mr. Klein in interest and associated fees in connection with the loan.


Executive Compensation Policies

   Prior to March 1997, there was no committee of the Board of Directors responsible for establishing or recommending compensation policies applicable to the Company's executive officers. The compensation to executive officers for 1996 was determined by negotiation between the Company and the executive officers and is set forth in the executive officers' respective employment agreements with the Company described below. Since then, the Compensation Committee has been delegated responsibilities regarding executive compensation matters. See "Compensation Committee Interlocks and Insider Participation".


Employment Agreements

  In May 1996, Messrs. Klein, Corvese, Friedman and Palmieri entered into executive employment agreements with the Company which provide for initial base salaries at annualized rates of $325,000, $325,000, $275,000 and $210,000, respectively, and certain fringe benefits including automobile and life insurance allowances. Such executives are also eligible to participate in an executive bonus program for senior executive officers. The term of employment is four years, subject to earlier termination by either party. If employment is terminated early due to disability, or by the Company without cause, or by the executive with cause, the Company is obligated to continue to pay his salary and provide fringe benefits for twelve months following termination. During the term of employment and for one year after the later of termination of severance payments (unless the Company terminates the executive without cause) or employment, the executive may not, directly or indirectly, participate in the United States (other than with the Company) in the pharmacy benefit management business, any business then being engaged in by the Company or any component of any such business, nor may the executive induce any customers to take actions disadvantageous to the Company.

Stockholder Return Performance Graph

  The Company's Common Stock first commenced public trading on August 15, 1996 in connection with the Company's underwritten initial public offering of common stock. The graph set forth below compares, for the period of August 15 through December 31, 1996, the total cumulative return to holders of Common Stock of the Company with the cumulative total return of the Nasdaq Stock Market (U.S.) Index and the Nasdaq Health Services Index.

            Comparison of Cumulative Total Return Among the Company, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Health Services Index*

                                                     Cumulative Total Return
                                         ------------------------------------------------
                                         8/15/96      8/96    9/96    10/96   11/96 12/96
MIM Corporation                 MIMS       100         101     112     42      40     38

NASDAQ STOCK MARKET-US          INAS       100         106     114    112     119    119

NASDAQ HEALTH SERVICES          INAH       100         107     113     98      98    100

* The above graph assumes an investment of $100 in the Company's Common Stock on August 15, 1996 and in the Nasdaq Stock Market (U.S.) Index and the Nasdaq Health Services Index on July 31, 1996, and that all dividends were reinvested. The performances shown in the above table are not necessarily indicative of future performance.

Certain Relationships and Related Transactions

  For information concerning certain relationships and related transactions concerning the Company, see "Compensation Committee Interlocks and Insider Participation" above.


Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act requires directors and officers of the Company and persons, or "groups" of persons, who own more than 10% of a registered class of the Company's equity securities (collectively, "Covered Persons") to file with the Securities and Exchange Commission and The Nasdaq Stock Market, within specified time periods, initial reports of beneficial ownership, and subsequent reports of changes in ownership, of certain equity securities of the Company. Based solely on its review of copies of such reports furnished to it and upon written representations of Covered Persons that no other reports were required, the Company believes that all such filing requirements applicable to Covered Persons with respect to all periods up to and including 1996 have been complied with on a timely basis.


Independent Auditors

  Arthur Andersen LLP served as the Company's independent public accountants for 1996 and, subject to the formal recommendations of the Audit Committee and approval of the Board of Directors, are expected to serve again as such for 1997.

  A representative of Arthur Andersen LLP is expected to be present at the Meeting and available to respond to appropriate questions. The representative also will have the opportunity to make a statement if he or she so desires.


Solicitation of Proxies

   The cost of soliciting the proxies will be paid by the Company. Directors, officers and employees of the Company may solicit proxies in person, by mail, telephone or otherwise, but no such person will be specifically compensated for such services. The Company will request banks, brokers and other nominees to forward proxy materials to beneficial owners of stock held of record by them and will reimburse them for their reasonable out-of-pocket expenses in so doing.


Stockholder Proposals

   In order to be eligible for inclusion in the Company's proxy material for the 1998 Annual Meeting of Stockholders, stockholders' proposals to take action at such meeting must comply with applicable Securities and Exchange Commission rules and regulations, must be directed to the Secretary of the Company at its principal executive offices set forth on page one of this proxy statement, and must be received by the Company not later than November 14, 1997.

Miscellaneous

   A copy of the Company's 1996 Annual Report to Stockholders is enclosed but is not to be regarded as proxy solicitation material.

   Upon request, the Company will furnish free of charge to record and beneficial owners of its common stock a copy of its 1996 Annual Report on Form 10-K (including financial statements and schedules but without exhibits). Copies of exhibits to the Form 10-K also will be furnished upon request and the payment of a reasonable charge. All requests should be directed to the Secretary of the Company at the address and telephone number of the Company's principal executive offices set forth on page one of this proxy statement.

                                      By order of the Board of Directors,


                                      /s/ Barry A. Posner
Pearl River, New York                 Barry A. Posner
May 8, 1997                           Secretary

                                                                      APPENDIX A
                                                                      ----------


                                MIM CORPORATION
                           1996 STOCK INCENTIVE PLAN

                                ---------------


                           As Amended and Restated

TABLE OF CONTENTS

                                                        PAGE
                                                        ----

SECTION 1 - Purpose...................................     1

SECTION 2 - Administration............................     1

SECTION 3 - Eligibility...............................     2

SECTION 4 - Stock.....................................     2

SECTION 5 - Annual Limit..............................     3

SECTION 6 - Options...................................     3

SECTION 7 - Capital Adjustments.......................     7

SECTION 10 - Change in Control........................     8

SECTION 11 - Amendment or Discontinuance of the Plan..     8

SECTION 12 - Termination of Plan......................     9

SECTION 13 - Shareholder Approval.....................     9

SECTION 14 - Miscellaneous............................     9

                                MIM CORPORATION

                           1996 STOCK INCENTIVE PLAN
                           -------------------------


                              SECTION 1 - PURPOSE
                                          -------

    This MIM CORPORATION 1996 STOCK INCENTIVE PLAN (the "Plan") is intended to provide a means whereby MIM Corporation, a Delaware corporation (the "Company"), and any Subsidiary or other Affiliate of the Company (as hereinafter defined) may, through the grant of incentive stock options and non-qualified stock options (collectively "Options") to Employees and Key Contractors (as defined in
Section 3), attract and retain such Employees and Key Contractors and motivate them to exercise their best efforts on behalf of the Company and of any Subsidiary or other Affiliate.

    As used in the Plan, the following terms shall have the following meanings:

    "Affiliate" means any corporation, limited liability company, partnership or other entity, including Subsidiaries, which is controlled by or under common control with the Company;

    "incentive stock options" ("ISOs") means Options which qualify as incentive stock options within the meaning of section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), at the time they are granted and which are either designated as ISOs in the Option Agreements (as hereinafter defined) covering such Options or which are designated as ISOs by the Committee (as defined in Section 2 hereof) at the time of grant;

    "non-qualified stock options" ("NQSOs") means all Options granted under the Plan other than ISOs; and

   "Subsidiary" means any corporation (whether or not in existence at the time the Plan is adopted) which, at the time an Option is granted, is a subsidiary of the Company under the definition of "subsidiary corporation" contained in section 424(f) of the Code or any similar provision hereafter enacted.

                           SECTION 2 - ADMINISTRATION
                                       --------------

    The Plan shall be administered by the Company's Compensation Committee (the "Committee"), which shall consist of not less than two (2) non-employee directors (within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor thereto) who are also outside directors (within the meaning of Treas. Reg. (S) 1.162-27(e)(3), or any successor thereto) of the Company who shall be appointed by, and shall serve at the pleasure of, the Company's Board of Directors (the "Board"). Each member of such Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director of the Company.

    The Committee shall have full and final authority in its absolute discretion, subject to the terms of the Plan, to select the persons ("Awardees") to be granted ISOs and NQSOs (collectively "Awards") under the Plan, to grant Awards on behalf of the Company, and to set the date of grant and the other terms of such Awards. The Committee may correct any defect, supply any omission and reconcile any inconsistency in the Plan and in any Award granted hereunder in the manner and to the extent it shall deem desirable. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify or rescind any such rules and regulations, and to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its shareholders and all officers and employees and former officers and employees, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

    No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder.


                            SECTION 3 - ELIGIBILITY
                                        -----------

    The class of persons who shall be eligible to receive Awards under the Plan shall be (i) the employees (including any directors and officers who also are employees) of the Company and/or of a Subsidiary or other Affiliate ("Employees") and (ii) contractors of the Company and/or of a Subsidiary or other Affiliate who the Committee believes have the capacity to contribute to the success of the Company and/or a Subsidiary or other Affiliate ("Key Contractors"), provided that ISOs shall be granted only to employees of the Company or of a Subsidiary. More than one Award may be granted to an Employee or Key Contractor under the Plan.


                               SECTION 4 - STOCK
                                           -----

    The number of shares of the Company's $.0001 par value per share Common Stock ("Common Shares") that may be subject to Awards under the Plan shall be 4,375,000 shares, subject to adjustment as hereinafter provided: provided, however, that no Awardee shall receive Options for more than 1,500,000 shares. Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, as the Company may determine from time to time.

    Any Common Shares subject to an Option which expires or otherwise terminates for any reason whatever (including, without limitation, the surrender thereof by the Awardee) without having been exercised shall continue to be available for the granting of Awards under the Plan; provided, however, that (a) if an Option is canceled, the Common Shares covered by the canceled Option shall be counted against the maximum number of shares specified in Section 4 for which Options may be granted to a single Awardee, and (b) if the exercise price of an Option is reduced after the date of grant, the transaction shall be treated as a cancellation of the original Option and the grant of a new Option for purposes of counting the maximum number of shares for which Options may be granted to a single Awardee.

                            SECTION 5 - ANNUAL LIMIT
                                        ------------

          (a) ISOs. The aggregate Fair Market Value (determined as of the date
              ----
the ISO is granted) of the Common Shares with respect to which ISOs become exercisable for the first time by an Awardee during any calendar year (under this Plan and any other ISO plan of the Company or any parent corporation (within the meaning of section 424(e) of the Code ("Parent")) or Subsidiary) shall not exceed $100,000. The term "Fair Market Value" shall mean the value of the Common Shares arrived at by a good faith determination of the Committee and shall be:

          (1) the mean between the highest and lowest quoted selling price, if there is a market for the Common Shares on a registered securities exchange or in an over the counter market, on the date specified;

          (2) the weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the specified date, if there are no such sales on the specified date but there are such sales on dates within a reasonable period both before and after the specified date;

          (3) the mean between the bid and asked prices, as reported by the National Quotation Bureau on the specified date, if actual sales are not available during a reasonable period beginning before and ending after the specified date; or

          (4) such other method of determining Fair Market Value as shall be authorized by the Code, or the rules or regulations thereunder, and adopted by the Committee.

          Where the Fair Market Value of Common Shares is determined under (2) above, the average of the means between the highest and lowest sales on the nearest date before and the nearest date after the specified date shall be weighted inversely by the respective numbers of trading days between the dates of reported sales and the specified date (i.e., the valuation date), in accordance with Treas. Reg. (S) 20.2031-2(b)(1), or any successor thereto.

          (b) OPTIONS OVER ANNUAL LIMIT.  If an Option intended as an ISO is
              -------------------------
granted to an Awardee and such Option may not be treated in whole or in part as an ISO pursuant to the limitation in (a) above, such Option shall be treated as an ISO to the extent it may be so treated under such limitation and as a NQSO as to the remainder. For purposes of determining whether an ISO would cause such limitation to be exceeded, ISOs shall be taken into account in the order granted.

          (c) NQSOs. The annual limit set forth above for ISOs shall not apply
              -----
to NQSOs.

                              SECTION 6 - OPTIONS
                                          -------

        (a) GRANTING OF OPTIONS.  From time to time until the expiration or
            -------------------
earlier suspension or discontinuance of the Plan, the Committee may, on behalf of the Company, grant to Awardees under the Plan such Options as it determines are warranted, subject to the limitations of the Plan; provided, however, that grants of ISOs and NQSOs shall be separate and not in tandem. The granting of an Option under the Plan shall not be deemed either to entitle the Awardee receiving the Option to, or to disqualify the Awardee from, any participation in any other grant of Awards under the Plan. In making any determination as to whether an Awardee shall be granted an Option and as to the number of shares to be covered by such Option, the Committee shall take into account the duties of the Awardee, the Committee's views as to his or her present and potential contributions to the success of the Company or a Subsidiary or other Affiliate, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Moreover, the Committee may determine that the Option Agreement (as defined below) shall provide that said Option may be exercised only if certain conditions, as determined by the Committee, are fulfilled.

        (b) TERMS AND CONDITIONS OF OPTIONS. The Options granted pursuant
            -------------------------------
to the Plan shall expressly specify whether they are ISOs or NQSOs; however, if the Option is not designated in the Option Agreement as an ISO or NQSO, the Option shall constitute an ISO if it complies with the terms of section 422 of the Code, and otherwise, it shall constitute an NQSO. In addition, the Options granted pursuant to the Plan shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan as the Committee shall deem desirable, and for ISOs granted under this Plan, the provisions of section 422(b) of the Code:

                (1) NUMBER OF SHARES.  A statement of the number of Common
                    ----------------
        Shares to which the Option pertains (or, except in the case of an ISO, of a formula or other method by which such number shall be then or thereafter objectively determinable).

                (2) PRICE. A statement of the Option exercise price (or,
                    -----
        except in the case of an ISO, of a formula or method by which the exercise price shall be then or thereafter objectively determinable) which shall be determined and fixed by the Committee in its discretion at the time of grant, provided that, in the case of an ISO, the exercise price shall not be less than 100% of the Fair Market Value of the optioned Common Shares on the date the ISO is granted (or 110%, if the ISO is granted to a more than 10% shareholder per (9) below).

                (3) TERM.
                    ----

                (A) ISOs. Subject to earlier termination as provided in
                    ----
        Subsections (5), (6) and (7) below, the term of each ISO shall be not more than 10 years (5 years in the case of a more than 10% shareholder as provided in (9) below) from the date of grant.

                (B) NQSOs. The term of each NQSO shall be not more than 15
                    -----
        years from the date of grant.

                (4) EXERCISE.
                    --------

                (A) GENERAL.  Options shall be exercisable in such
                    -------
        installments and on such dates, commencing not less than 6 months and 1 day from the date of grant (but, in the case of ISOs, not less than 12 months from the date of grant), as the Committee may specify, provided that:

                                (i) in the case of new Options granted to an
                        Awardee in replacement for options (whether granted under the Plan or otherwise) held by the Awardee, the new Options may be made exercisable, if so determined by the Committee, in its discretion, at the earliest date the replaced options were exercisable; and

                                (ii) the Committee may accelerate the exercise
                        date of any outstanding Options in its discretion, if it deems such acceleration to be desirable.

        Any Common Shares, the right to the purchase of which has accrued under an Option, may be purchased at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Company at its principal office, specifying the number of Common Shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares. Only full shares shall be issued under the Plan and, if any fractional share would otherwise be issuable upon the exercise of an Option granted hereunder, the number of Common Shares issuable upon such exercise shall be rounded to the nearest whole share and the unexercised portion of such Option adjusted accordingly provided that in no event shall the total number of Common Shares issuable upon the full exercise of an Option exceed the number so specified for such Option under Section 6(b)(1) hereof.

                (B) MANNER OF PAYMENT. The Option price shall be payable:
                    -----------------

               (i) in cash or its equivalent;

               (ii) in the case of an ISO, if the Committee in its discretion causes the Option Agreement so to provide and, in the case of a NQSO, if the Committee in its discretion so determines at or prior to the time of exercise, in Common Shares previously acquired by the Awardee, provided that if such shares were acquired through the exercise of an ISO and are used to pay the Option exercise price of an ISO, such shares have been held by the Awardee for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise, or if such Common Shares were acquired through exercise of an NQSO or of an option under a similar plan or through exercise of an ISO and are used to pay the Option exercise price of an NQSO, such shares have been held by the Awardee for a period of more than 12 months on the date of exercise; or

               (iii) in the discretion of the Committee, in any combination of (i) and (ii) above.

                In the event such Option exercise price is paid, in whole or in part, with Common Shares, the portion of the Option exercise price so paid shall equal the Fair Market Value on the date of exercise of the Option of the Common Shares surrendered in payment of such Option exercise price.

                (5) TERMINATION OF EMPLOYMENT. If an Awardee's employment as an
                    -------------------------
        Employee or Key Contractor by the Company and Subsidiaries and, except in the case of ISOs, other Affiliates ("Employment") is terminated by either party prior to the expiration date fixed for his or her Option for any reason other than death or disability, such Option may be exercised, to the extent of the number of shares with respect to which the Awardee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Awardee at any time prior to the earlier of:

               (A) the expiration date specified in such Option; or

               (B) in the case of an ISO, three months after the date of
                   termination of the Awardee's Employment.

                (6) EXERCISE UPON DISABILITY OF AWARDEE.  If an Awardee shall
                    -----------------------------------
        become disabled (within the meaning of Section 22(e)(3) of the Code) during his or her Employment and, prior to the expiration date fixed for his or her Option, such Employment is terminated as a consequence of such disability, such Option may be exercised, to the extent of the number of shares with respect to which the Awardee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Awardee at any time prior to the earlier of:

               (A) the expiration date specified in such Option; or

               (B) in the case of an ISO, one year after the date of termination of Awardee's Employment.

                In the event of the Awardee's legal disability, such Option may be so exercised by the Awardee's legal representative.

               (7) EXERCISE UPON DEATH OF AWARDEE. If an Awardee shall die
                   ------------------------------
        during his or her Employment and prior to the expiration date fixed for his or her Option, or if an Awardee whose Employment is terminated for any reason shall die following his or her termination of Employment but prior to the earliest of:

               (A) the expiration date fixed for his or her Option;

               (B) the expiration of the period determined under Subsections (5)
                   and (6) above; or

               (C) in the case of an ISO, three months following termination of Employment,

        such Option may be exercised, to the extent of the number of shares with respect to which the Awardee could have exercised it on the date of his or her death, or to any greater extent permitted by the Committee, by the Awardee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Awardee, at any time prior to the earlier of:

                        (i) the expiration date specified in such Option; or

                        (ii) in the case of an ISO, one year after the date
                  of death.

               (8) RIGHTS AS A SHAREHOLDER. An Awardee shall have no rights as
                   -----------------------
        with respect to any shares covered by his or her Option until the issuance of a stock certificate to him or her for such shares.

               (9) TEN PERCENT SHAREHOLDER. If an Awardee owns more than 10% of
                   -----------------------
        the total combined voting power of all shares of stock of the Company or of a Subsidiary or Parent at the time an ISO is granted to such Awardee, the Option exercise price for the ISO shall be not less than 110% of the Fair Market Value of the optioned Common Shares on the date the ISO is granted, and such

        ISO, by its terms, shall not be exercisable after the expiration of five years after the date the ISO is granted. The conditions set forth in this Subsection (9) shall not apply to NQSOs.

         (c)  OPTION AGREEMENTS.   Options granted under the Plan shall be
              -----------------
 evidenced by written documents ("Option Agreements") in such form as the Committee shall, from time to time, approve, which Option Agreements shall contain such provisions, not inconsistent with the provisions of the Plan and, in the case of an ISO, Section 422(b) of the Code, as the Committee shall deem advisable, and which Option Agreements shall specify whether the Option is an ISO or NQSO; provided, however, if the Option is not designated in the Option Agreement as an ISO or NQSO, the Option shall constitute an ISO if it complies with the terms of section 422 of the Code, and otherwise, it shall constitute an NQSO. Each Awardee shall enter into, and be bound by, the terms of the Option Agreement.


                        SECTION 7 - CAPITAL ADJUSTMENTS
                                    -------------------

    The number of shares which may be issued under the Plan as stated in Section 4 hereof, and the number of shares issuable upon exercise of outstanding Options under the Plan (as well as the Option exercise price per share under such outstanding Options) shall, subject to the provisions of section 424(a) of the Code, be adjusted, as may be deemed appropriate by the Committee, to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company .

    In the event of a corporate transaction as that term is described in Section 424(a) of the Code and the Treasury Regulations issued thereunder (a "Corporate Transaction") (as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Award shall be assumed by the surviving or successor corporation; provided, however, that, in the event of a proposed Corporate Transaction, the Committee may terminate all or a portion of the outstanding Options if it determines that such termination is in the best interests of the Company. If the Committee decides to terminate outstanding Options, the Committee shall give each Awardee holding an Option to be terminated not less than ten days' notice prior to any such termination by reason of such a Corporate Transaction, and any such Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to and including the date immediately preceding such termination. Further, as provided in Section 6(b)(4)(A)(ii) hereof, the Committee, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable.

    The Committee also may, in its discretion, change the terms of any outstanding Award to reflect any such Corporate Transaction, provided that, in the case of ISOs, such change is excluded from the definition of a "modification" under section 424(h) of the Code.

                         SECTION 8 - CHANGE IN CONTROL
                                     -----------------

    All Options shall become fully vested and exercisable upon a Change in Control of the Company occurring after June 30, 1996. A "Change in Control" shall be deemed to have taken place if and only if either (i) any Person (as defined hereinbelow), together with all affiliates and associates thereof (as defined in Rule 12b-2 under the Exchange Act), shall become the beneficial owner (as such term is used under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of shares of the Company having more than 50% of the total number of votes that may be cast for the election of directors of the Company, or (ii) there occurs any cash tender or exchange offer for shares of the Company, merger or other business combination, or sale of assets, or any combination of the foregoing transactions, and as a result of or in connection with any such event persons who are directors of the Company before the event shall cease to constitute a majority of the board of directors of the Company or of any successor to the Company. The Company shall give appropriate advance notice to all Awardees of Options under the Plan of a pending Change in Control so as to permit such Awardees the opportunity to exercise such Options prior to the Change in Control.

    As used in clause (i) of this Section 8, a "Person" means any person, group or entity other than the following: the Company; any employee benefit plan of the Company or of any affiliates or associates thereof (each as defined in Rule 12b-2 under the Exchange Act); any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan; any stockholder of the Company as of June 30, 1996; or any stockholder, member or other owner of a stockholder of the Company as of June 30, 1996.


               SECTION 9 - AMENDMENT OR DISCONTINUANCE OF THE PLAN
                           ---------------------------------------

    At any time and from time to time, the Board may suspend or terminate the Plan or amend it, and the Committee may amend any outstanding Awards, in any respect whatsoever, except that the following amendments shall require the approval by the affirmative votes of holders of at least a majority of the shares present, or represented, and entitled to vote at a duly held meeting of stockholders of the Company:

                   (a) with respect to ISOs, any amendment which would:

                   (1) change the class of employees eligible to participate in the Plan;

                   (2) except as permitted under Section 7 hereof, increase the maximum number of Common Shares with respect to which ISOs may be granted under the Plan; or

                   (3) extend the duration of the Plan under Section 10 hereof with respect to any ISOs granted hereunder; and

                   (b) any amendment which would require shareholder approval pursuant to Treas. Reg. (S) 1.162-27(e)(4)(vi), or any successor thereto.

    The foregoing notwithstanding, no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Award without the consent of such holder.


                        SECTION 10 - TERMINATION OF PLAN
                                     -------------------

    Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on May 22, 2006, which date is the day immediately prior to 10 years after the date the Plan was adopted by the Board, and no Awards hereunder shall be granted thereafter. Nothing contained in this Section 10, however, shall terminate or affect the continued existence of rights created under Awards issued hereunder and outstanding on May 22, 2006 which by their terms extend beyond such date.


                       SECTION 11 - SHAREHOLDER APPROVAL
                                    --------------------

                   This Plan became effective on May 23, 1996.


                           SECTION 12 - MISCELLANEOUS
                                        -------------

        (a) GOVERNING LAW.  The Plan, and the Option Agreements entered into,
            -------------
and the Awards granted thereunder, shall be governed by the applicable Code provisions. Otherwise, the operation of, and the rights of Awardees under, the Plan, the Option Agreements, and the Awards shall be governed by applicable federal law and otherwise by the laws of the State of Delaware.

        (b) RIGHTS.  Neither the adoption of the Plan nor any action of the
            ------
Board or the Committee shall be deemed to give any individual any right to be granted an Award, or any other right hereunder, unless and until the Committee shall have granted such individual an Award, and then his or her rights shall be only such as are provided by the Plan and the Award Agreement.

        Any Option under the Plan shall not entitle the holder thereof to any rights as a shareholder of the Company prior to the exercise of such Option and the issuance of the shares pursuant thereto. Further, no provision of the Plan or any Option Agreement with an Awardee shall limit the Company's right, in its discretion, to retire such person at any time pursuant to its retirement rules or otherwise to terminate his or her Employment at any time for any reason whatsoever.

        (c) NO OBLIGATION TO EXERCISE OPTION.  The granting of an Option shall
            --------------------------------
 impose no obligation upon the Awardee to exercise such Option.

        (d) NON-TRANSFERABILITY. No Award shall be assignable or transferable
            -------------------
by the Awardee otherwise than by will or by the laws of descent and distribution, and during the lifetime of such person, any Options shall be exercisable only by him or her or by his or her guardian or legal representative. If an Awardee is married at the time of exercise of an Option and if the Awardee so requests at the time of exercise, the certificate or certificates issued shall be registered in the name of the Awardee and the Awardee's spouse, jointly, with right of survivorship.

        (e) WITHHOLDING AND USE OF SHARES TO SATISFY TAX OBLIGATIONS.
            -------------------------------------------------------
The obligation of the Company to deliver Common Shares or pay cash to an Awardee pursuant to any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements.

        In connection with an Award in the form of Common Shares subject to the withholding requirements of applicable federal tax laws, the Committee, in its discretion (and subject to such withholding rules ("Withholding Rules") as shall be adopted by the Committee), may permit the Awardee to satisfy the minimum required federal, state and local withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) Common Shares, which shares shall be valued, for this purpose, at their Fair Market Value on the date of exercise of the Option (or if later, the date on which the Awardee recognizes ordinary income with respect to such exercise) (the "Determination Date"). An election to use Common Shares to satisfy tax withholding requirements must be made in compliance with and subject to the Withholding Rules. The Company may not withhold shares in excess of the number necessary to satisfy the minimum required federal, state and local income tax withholding requirements. In the event Common Shares acquired under the exercise of an ISO are used to satisfy such withholding requirement, such Common Shares must have been held by the Awardee for a period of not less than the holding period described in section 422(a)(1) of the Code on the Determination Date, or if such Common Shares were acquired through exercise of an NQSO or of an option under a similar plan, such option must have been granted to the Awardee at least six months prior to the Determination Date.

        (f) LISTING AND REGISTRATION OF SHARES. Each Award shall be subject to
            ----------------------------------
the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or vesting of shares thereunder, or that action by the Company or by the Awardee should be taken in order to obtain an exemption from any such requirement, no such Option may be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Awardee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

     IN WITNESS WHEREOF, MIM Corporation has caused these presents to be duly executed, under seal, this 19th day of March, 1997.


                                 MIM Corporation



                                 By: /s/ E. David Corvese
                                     ------------------------------------
                                     E. David Corvese, Vice Chairman

                                MIM CORPORATION

                           PROXY FOR ANNUAL MEETING

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned, revoking all previous proxies, hereby appoints Richard
H. Friedman and E. David Corvese, or either of them (the "Proxies"), as attorneys and proxies, each with full power of substitution and all of the powers which the undersigned would possess if present in person, to represent and vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of MIM Corporation (the "Company") registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on Thursday, June 19, 1997, and at any adjournment or postponement thereof.
        The shares represented hereby will be voted as directed by this Proxy. If no direction is made, the Proxies will vote shares FOR the election of all nominees for director listed under Proposal 1, FOR the approval of the amendments to the MIM Corporation 1996 Stock Incentive Plan described in Proposal 3, and such Proxies will vote in accordance with their discretion on such other matters as may properly come before the meeting.
        (IMPORTANT -- TO BE MARKED, SIGNED AND DATED ON REVERSE SIDE)

[X] PLEASE MARK
    YOUR VOTES AS
    IN THIS EXAMPLE

                                                                  WITHHELD
                                          FOR all nominees   from all nominees

1. ELECTION OF DIRECTORS                       [ ]                  [ ]

NOMINEES: E. David Corvese, Leslie B. Daniels, Richard H. Friedman, John H. Klein, Louis A. Luzzi, Ph.D., Todd R. Palmieri, Scott R. Yablon


------------------------------------------------------------------------------

                                           FOR        AGAINST        ABSTAIN

2. To approve amendments to the Company's  [ ]          [ ]            [ ]
   1996 Stock Incentive Plan which among
   other things, increases the number of
   shares reserved for issuance upon
   exercise of options granted thereunder
   from 4,000,000 to 4,375,000 shares.

                                           FOR        AGAINST        ABSTAIN
3. In their discretion, the Proxies are    [ ]          [ ]            [ ]
   authorized to vote upon such other
   business as may properly come
   before the meeting.

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries should so indicate when signing. If a corporation, please sign in full corporate name by president, or other authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy may be mailed, postage-free, in the enclosed envelope.

Date:
                              , 1997              --------------------------
------------------------------------               Signature of Stockholder

-------------------------------
  Signature if held jointly

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.